SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2008

CardioVascular BioTherapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51172	33-0795984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1635 Village Center Circle, Suite 250
Las Vegas, Nevada	89134
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 702-839-7200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

This amendment is being filed in order to include Exhibit 16.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTS

1. Previous Independent Registered Public Accounting Firm.

A. On October 30, 2008, CardioVascular BioTherapeutics, Inc. (the “Company”) dismissed its independent registered public accounting firm, Singer Lewak LLP (“SL”).

B. The decision to change auditors was approved by the Company's Audit Committee of the Board of Directors and on October 30, 2008 Malone & Bailey, PC was engaged as the Company's new independent registered public accounting firm.

C. The report of SL for the Company’s most recent two fiscal years ending December 31, 2007 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles other than going concern. During the Company's most recent fiscal year, there were no disagreements with SL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of SL, would have caused it to make reference to the matter in connection with its reports. However, the Company filed restatements for the following: Form 10-K for the year ended December 31, 2006; Form 10-Q for the quarter ended March 31, 2006; Form 10-Q for the quarter ended June 30, 2006; Form 10-Q for the quarter ended September 30, 2006. There were no "reportable events" as that term is described in Item 304(a)(1)(iv) of Regulation S-B, other than the material weaknesses that were denoted in form 10-Q for June 30, 2008; Form 10-Q for March 30, 2008; and Form 10-K for December 31, 2007, for which remediation methods as discussed in these filings have been implemented.

D. The Company has made the contents of its Form 8-K available to SL and requested it to furnish a letter to the SEC as to whether SL agrees or disagrees with, or wishes to clarify the Company's expression of its views.

2. New Independent Registered Public Accounting Firm.

The Company has engaged Malone & Bailey, PC as its new independent certified public accounting firm to audit the Company’s financial statements effective October 30, 2008.

In 2006, the Company engaged Malone & Bailey, PC to confer on issues related to FIN 46(R). The outcome of this consultation was a FIN 46 (R) analysis.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1	Letter from Singer Lewak LLP dated November 3, 2008 agreeing to statements included under Item 4.01 of Form 8-K filed on November 3, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOVASCULAR BIOTHERAPEUTICS, INC.

Date: November 3, 2008	By:	/s/ Mickael A. Flaa
Mickael A. Flaa
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

16.1	Letter from Singer Lewak LLP dated November 3, 2008 agreeing to statements included under Item 4.01 of Form 8-K filed on November 3, 2008.